UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2008

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 1001 Winstead Drive Cary, NC (Address of principal executive offices)	1-07155 (Commission File Number) Registrant’s telephone number, including area code: (919) 297-1600	13-2740040 (IRS Employer Identification No.) 27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2008, R.H. Donnelley Corporation (the “Company”) issued a press release containing certain financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and six month periods ended June 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

The Company is providing an update to its debt maturity and amortization schedule as of June 30, 2008, which is attached hereto as Exhibit 99.2 to this Form 8-K.

None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release issued July 30, 2008.
99.2	Debt maturity and amortization schedule as of July 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

Date: July 30, 2008	By:	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release issued July 30, 2008.
99.2	Debt maturity and amortization schedule as of July 30, 2008.